UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2026

ON24, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39965	94-3292599
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Howard Street, Suite 1100
San Francisco, CA	94105
(Address of principal executive offices)	(Zip Code)

(415) 369-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ONTF	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 26, 2026, ON24, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). As of the close of business on February 23, 2026, the record date for the Special Meeting, there were 42,653,591 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), outstanding and entitled to vote at the Special Meeting. A total of 36,978,551 shares of Common Stock were present or represented by proxy, representing approximately 87% of the votes entitled to be cast at the Special Meeting, which constituted a quorum to conduct business at the Special Meeting.

At the Special Meeting, the Company’s stockholders were asked to consider and vote on the following matters:

Proposal No. 1 (the “Merger Proposal”) was to consider and vote on the proposal to approve the Agreement and Plan of Merger, dated as of December 29, 2025, by and among the Company, Cvent Atlanta, LLC, a Delaware limited liability company (“Parent”), and Summit Sub Corp., a Delaware corporation and wholly owned direct subsidiary of Parent (“Merger Sub”), to effect the merger of Merger Sub with and into the Company, with the Company surviving such merger as a wholly owned subsidiary of Parent.

Proposal No. 2 (the “Adjournment Proposal”) was to consider and vote on the proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there were insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.

At the Special Meeting, the Merger Proposal was approved. Because the Merger Proposal was approved, the Adjournment Proposal was not necessary.

The final voting results for the Merger Proposal are set forth below.

For	Against	Abstain
36,820,608	45,228	112,715

No other business properly came before the Special Meeting.

Subject to the satisfaction or waiver of all of the conditions to the closing of the Merger in the Merger Agreement, the Merger is expected to be completed on or about April 1, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2026	ON24, Inc.

	By:	/s/ Steven Vattuone
Steven Vattuone
Chief Financial Officer